Exhibit 99.1
                                  ------------

     References in this Form 8-K to percentages of the mortgage loans mean percentages based on the aggregate of the cut-off date loan balances of the mortgage loans.

     The mortgage loans are expected to consist of 2,506 mortgage loans secured by mortgages on mortgaged properties located in 46 states. Approximately 96.81% of the mortgage loans are secured by first liens on the related mortgaged properties, and the remainder are secured by second liens on the related mortgaged properties. The aggregate cut-off date loan balances of the mortgage loans totaled approximately $219,992,724. The mortgage loans bear interest at fixed mortgage rates ranging from approximately 7.000% to approximately 19.870% per annum. The weighted average mortgage rate for the mortgage loans was approximately 10.140% per annum. The lowest cut-off date loan balance of any mortgage loan was approximately $9,296 and the highest was approximately $874,136. The average cut-off date loan balance of the mortgage loans was approximately $87,786. The weighted average original term to stated maturity of the mortgage loans was approximately 329 months. The weighted average remaining term to stated maturity of the mortgage loans was approximately 329 months. As of the cut-off date, the weighted average number of months that have elapsed since origination of the mortgage loans was approximately one month. The lowest and highest combined original loan-to-value ratios of the mortgage loans were approximately 11.58% and 94.92%, respectively. The weighted average combined original loan-to-value ratio of the mortgage loans was approximately 74.66%. The weighted average combined original loan-to-value ratio of the mortgage loans that represent second liens on the related mortgaged properties was approximately 77.50%.

     Approximately 76.11% of the mortgage loans provide for payment by the mortgagor of a prepayment premium in limited circumstances on some prepayments.

     There are three mortgage loans, representing approximately 0.10% of the cut-off date loan balance, that are balloon payment mortgage loans. The monthly payment for the balloon loans amortize over 360 months, but final payments are due on the 180th month.

     Approximately 8.15% of the mortgage loans are secured by non-owner-occupied mortgaged properties including second homes and investor properties. This percentage was based solely upon statements made by the related mortgagors at the time of origination of the related mortgage loans.

     Approximately 0.01%, 1.56%, 11.75%, 4.05%, 1.33% and 81.29% of the mortgage loans have original stated maturities of approximately 8 years, 10 years, 15 years, 20 years, 25 years and 30 years, respectively. No mortgage loan is scheduled to mature later than January 2030.

     Approximately 0.12% of the mortgage loans failed to make their payment due on November 1, 1999 as of November 30, 1999.

     The mortgage loans are expected to have the following characteristics as of the cut-off date. The sum in any column may not equal the indicated total due to rounding.

          COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                            Percent of Aggregate
                                 Number        Aggregate      Cut-off Date Loan
Range of Combined Original         of         Cut-off Date     Balance of all
 Loan-to-Value Ratios (%)    Mortgage Loans   Loan Balance     Mortgage Loans
--------------------------   --------------  -------------- --------------------
11.58 -  15.00............         4         $   221,449.75         0.10%
15.01 -  20.00............        16             542,364.31         0.25
20.01 -  25.00............        11             468,181.60         0.21
25.01 -  30.00............        19             739,118.60         0.34
30.01 -  35.00............        24           1,394,845.90         0.63
35.01 -  40.00............        46           3,107,684.59         1.41
40.01 -  45.00............        44           2,510,540.02         1.14
45.01 -  50.00............        75           5,238,568.46         2.38
50.01 -  55.00............        79           5,495,600.35         2.50
55.01 -  60.00............       110           7,794,071.03         3.54
60.01 -  65.00............       207          17,263,171.83         7.85
65.01 -  70.00............       259          21,575,469.59         9.81
70.01 -  75.00............       367          33,310,552.86        15.14
75.01 -  80.00............       601          54,281,106.56        24.67
80.01 -  85.00............       329          34,698,586.66        15.77
85.01 -  90.00............       310          31,001,279.17        14.09
90.01 -  94.92............         5             350,132.67         0.16
                               -----         --------------       ------

Total.....................     2,506        $219,992,723.95       100.00%
                               =====         ==============       ======


     As of the cut-off date, the weighted average combined original loan-to-value ratio of the mortgage loans was approximately 74.66%.

                      MORTGAGE RATES OF THE MORTGAGE LOANS

                                                           Percent of Aggregate
                                Number        Aggregate      Cut-off Date Loan
   Range of Mortgage              of         Cut-off Date     Balance of all
        Rates (%)           Mortgage Loans   Loan Balance     Mortgage Loans
-------------------------   -------------- ---------------- --------------------

 7.000 -  7.000.........           1       $     82,263.76           0.04%
 7.001 -  7.500.........          10          1,442,601.40           0.66
 7.501 -  8.000.........         116         15,650,691.49           7.11
 8.001 -  8.500.........          72          8,593,192.51           3.91
 8.501 -  9.000.........         213         26,944,131.77          12.25
 9.001 -  9.500.........         216         23,915,062.83          10.87
 9.501 - 10.000.........         461         45,100,390.18          20.50
10.001 - 10.500.........         296         25,130,096.81          11.42
10.501 - 11.000.........         362         25,626,752.73          11.65
11.001 - 11.500.........         176         13,167,313.01           5.99
11.501 - 12.000.........         199         14,224,845.08           6.47
12.001 - 12.500.........         113          6,624,683.88           3.01
12.501 - 13.000.........         119          6,527,172.32           2.97
13.001 - 13.500.........          43          1,746,895.13           0.79
13.501 - 14.000.........          56          2,859,339.87           1.30
14.001 - 14.500.........          30          1,341,853.92           0.61
14.501 - 15.000.........          10            506,408.00           0.23
15.001 - 15.500.........           4            128,345.43           0.06
15.501 - 16.000.........           2             95,105.54           0.04
16.001 - 16.500.........           3            183,564.23           0.08
17.501 - 18.000.........           1             11,878.85           0.01
>18.000.................          3             90,135.21           0.04
                               -----       ---------------         ------

Total...................       2,506       $219,992,723.95         100.00%
                               =====        ==============         ======


         As of the cut-off date, the weighted average mortgage rate of the mortgage loans was approximately 10.140% per annum.

             ORIGINAL TERMS TO STATED MATURITY OF THE MORTGAGE LOANS

                                                           Percent of Aggregate
                               Number         Aggregate      Cut-off Date Loan
   Original Terms to             of          Cut-off Date     Balance of all
Stated Maturity (months)   Mortgage Loans    Loan Balance     Mortgage Loans
------------------------   --------------  --------------- --------------------
          96                      1        $     29,580.52        0.01%
         120                     81           3,428,807.36        1.56
         180                    476          25,855,470.54       11.75
         240                    130           8,914,202.30        4.05
         300                     33           2,934,031.35        1.33
         360                  1,785         178,830,631.88       81.29

Total...................      2,506        $219,992,723.95      100.00%
                              =====         ==============      ======


     As of the cut-off date, the weighted average original term to stated maturity of the mortgage loans was approximately 329 months.



            REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS

                                                            Percent of Aggregate
                                Number         Aggregate      Cut-off Date Loan
Range of Remaining Terms to       of          Cut-off Date     Balance of all
Stated Maturity (months)     Mortgage Loans    Loan Balance     Mortgage Loans
---------------------------  -------------- ---------------- -------------------
94 -   96 .................        1        $     29,580.52           0.01%
109 - 120 .................       81           3,428,807.36           1.56
169 - 180..................      476          25,855,470.54          11.75
229 - 240..................      130           8,914,202.30           4.05
289 - 300..................       33           2,934,031.35           1.33
349 - 360..................    1,785         178,830,631.88          81.29
                               -----         --------------         ------

Total......................    2,506        $219,992,723.95         100.00%
                               =====         ==============         ======


     As of the cut-off date, the weighted average remaining term to stated maturity of the mortgage loans was approximately 329 months.

                CUT-OFF DATE LOAN BALANCES OF THE MORTGAGE LOANS

                                                            Percent of Aggregate
                                Number        Aggregate      Cut-off Date Loan
  Range of Cut-off Date           of         Cut-off Date     Balance of all
    Loan Balances($)        Mortgage Loans   Loan Balance     Mortgage Loans
--------------------------- -------------- ---------------- --------------------

  9,296.01 -  10,000.00....        2        $     19,287.33          0.01%
 10,000.01 -  25,000.00....      149           3,025,407.60          1.38
 25,000.01 -  50,000.00....      675          26,188,820.33         11.90
 50,000.01 -  75,000.00....      609          37,306,933.85         16.96
 75,000.01 - 100,000.00....      357          31,253,447.60         14.21
100,000.01 - 125,000.00....      223          24,982,818.71         11.36
125,000.01 - 150,000.00....      163          22,393,447.99         10.18
150,000.01 - 175,000.00....       92          14,818,929.55          6.74
175,000.01 - 200,000.00....       74          13,918,219.87          6.33
200,000.01 - 225,000.00....       40           8,432,390.23          3.83
225,000.01 - 250,000.00....       27           6,351,611.25          2.89
250,000.01 - 275,000.00....       33           8,588,009.18          3.90
275,000.01 - 300,000.00....       21           6,043,691.93          2.75
300,000.01 - 325,000.00....       10           3,144,384.25          1.43
325,000.01 - 350,000.00....        3             988,632.97          0.45
350,000.01 - 375,000.00....        8           2,938,716.74          1.34
375,000.01 - 400,000.00....        6           2,336,420.52          1.06
400,000.01 - 425,000.00....        4           1,618,500.00          0.74
425,000.01 - 450,000.00....        2             880,363.84          0.40
450,000.01 - 475,000.00....        1             472,500.00          0.21
475,000.01 - 500,000.00....        3           1,459,524.93          0.66
550,000.01 - 575,000.00....        1             564,628.87          0.26
650,000.01 - 675,000.00....        1             654,227.79          0.30
725,000.01 - 750,000.00....        1             737,672.82          0.34
850,000.01 - 874,136.00....        1             874,135.80          0.40
                               -----         --------------        ------

Total......................    2,506        $219,992,723.95        100.00%
                               =====         ==============        ======


     As of the cut-off date, the average cut-off date loan balance of the mortgage loans was approximately $87,786.

                  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS

                                                            Percent of Aggregate
                                Number        Aggregate      Cut-off Date Loan
                                  of         Cut-off Date     Balance of all
           State            Mortgage Loans   Loan Balance     Mortgage Loans
--------------------------- -------------- ---------------- --------------------

Alabama....................        10      $    670,058.41          0.30%
Arizona....................        55         3,877,067.25          1.76
Arkansas...................        49         2,741,065.50          1.25
California.................       564        73,298,955.00         33.32
Colorado...................        65         6,047,302.85          2.75
Connecticut................         8           874,238.54          0.40
Delaware...................         7           492,922.73          0.22
District of Columbia.......         1           306,000.00          0.14
Florida....................       215        16,429,677.10          7.47
Georgia....................       114         8,990,189.12          4.09
Hawaii.....................        16         1,493,880.55          0.68
Idaho......................        10           652,294.65          0.30
Illinois...................       115         8,752,490.17          3.98
Indiana....................        40         2,923,952.86          1.33
Iowa.......................        10           659,338.87          0.30
Kansas.....................        16         1,192,717.67          0.54
Kentucky...................         6           392,457.78          0.18
Louisiana..................        35         2,222,033.83          1.01
Maine......................        18         1,606,621.70          0.73
Maryland...................         9         1,752,855.80          0.80
Massachusetts..............        45         5,446,379.68          2.48
Michigan...................        73         4,774,726.90          2.17
Minnesota..................        28         3,019,411.06          1.37
Mississippi................        17         1,023,992.10          0.47
Missouri...................        53         3,005,839.23          1.37
Montana....................         6           390,998.05          0.18
Nebraska...................         2            78,542.00          0.04
Nevada.....................        25         1,771,808.20          0.81
New Hampshire..............         3           257,403.44          0.12
New Jersey.................        14         2,106,522.64          0.96
New Mexico.................        18         1,537,777.10          0.70
North Carolina.............        37         3,095,171.78          1.41
Ohio.......................        71         4,851,392.60          2.21
Oklahoma...................        33         1,884,900.11          0.86
Oregon.....................        27         3,195,830.21          1.45
Pennsylvania...............        85         6,628,443.42          3.01
Rhode Island...............         3           268,285.29          0.12
South Carolina.............        61         4,432,954.58          2.02
Tennessee..................        41         2,752,113.27          1.25
Texas......................       383        23,341,753.00         10.61
Utah.......................        10           773,289.26          0.35
Virginia...................        28         2,417,536.09          1.10
Washington.................        58         6,017,959.75          2.74
West Virginia..............         7           371,421.32          0.17
Wisconsin..................        14         1,055,748.87          0.48
Wyoming....................         1           116,403.62          0.05
                                -----      ---------------        ------

         Total.............     2,506      $219,992,723.95        100.00%
                                =====       ==============        ======

         The greatest zip code concentration of the mortgage loans, by cut-off date principal balances, was approximately 0.42% in the 94063 zip code.

                      PROPERTY TYPES OF THE MORTGAGE LOANS

                                Number                      Percent of Aggregate
                                  of          Aggregate      Cut-off Date Loan
                               Mortgage      Cut-off Date     Balance of all
     Property Type              Loans        Loan Balance     Mortgage Loans
---------------------------   ----------   ---------------- --------------------

Single Family...............    2,169       $187,681,149.01        85.31%
Two- to Four-family.........      139         14,213,773.68         6.46
PUD.........................       93         10,575,907.89         4.81
Manufactured Housing........       70          4,092,371.80         1.86
Condominium.................       35          3,429,521.57         1.56
                                -----       ---------------       ------

         Total..............    2,506       $219,992,723.95       100.00%
                                =====        ==============       ======





                     OCCUPANCY STATUS OF THE MORTGAGE LOANS*

                                                            Percent of Aggregate
                                Number        Aggregate      Cut-off Date Loan
                                  of         Cut-off Date     Balance of all
 Occupancy Status           Mortgage Loans   Loan Balance     Mortgage Loans
--------------------------- -------------- ---------------- --------------------

Owner-occupied.............     2,255      $202,073,784.24         91.85%
Investor...................       240        16,983,550.93          7.72
Second Home................        11           935,388.78          0.43
                                -----      ---------------        ------

         Total.............     2,506      $219,992,723.95        100.00%
                                =====       ==============        ======

_________________________
* Based on representations of the borrowers at the time of origination of the mortgage loans.



                      LIEN PRIORITIES OF THE MORTGAGE LOANS

                                                           Percent of Aggregate
                           Number          Aggregate        Cut-off Date Loan
                             of           Cut-off Date       Balance of all
    Lien Priority      Mortgage Loans     Loan Balance       Mortgage Loans
---------------------- --------------   ----------------   --------------------

First Lien............      2,339       $212,968,781.46            96.81%
Second Lien...........        167          7,023,942.49             3.19
                            -----       ---------------           ------

    Total.............      2,506       $219,992,723.95           100.00%
                            =====        ==============           ======

                 MONTHS SINCE ORIGINATION OF THE MORTGAGE LOANS

                             Number                         Percent of Aggregate
                               of           Aggregate        Cut-off Date Loan
     Months Since           Mortgage       Cut-off Date       Balance of all
     Origination             Loans         Loan Balance       Mortgage Loans
-----------------------    ----------    ----------------   --------------------

         0                   1,290       $111,595,720.44           50.73%
         1                     821         71,794,582.17           32.63
         2                     332         31,319,727.33           14.24
         3                      52          4,438,473.65            2.02
         4                       7            640,526.43            0.29
         6                       2            137,464.87            0.06
         7                       1             34,848.15            0.02
         9                       1             31,380.91            0.01
                             -----       ---------------          ------

     Total.............      2,506       $219,992,723.95          100.00%
                             =====        ==============          ======


     As of the cut-off date, the weighted average number of months since origination of the mortgage loans was approximately 1 month.



                   DOCUMENTATION LEVELS OF THE MORTGAGE LOANS

                             Number                         Percent of Aggregate
                               of           Aggregate        Cut-off Date Loan
                            Mortgage       Cut-off Date       Balance of all
   Loan Programs             Loans         Loan Balance       Mortgage Loans
-----------------------    ----------    ----------------   --------------------

Full Documentation.....      2,015        $171,319,503.87          77.88%
Stated Income..........        491          48,673,220.08          22.12
                             -----        ---------------          -----

        Total..........      2,506        $219,992,723.95         100.00%
                             =====         ==============         ======

                      CREDIT GRADES FOR THE MORTGAGE LOANS

                        Number                         Percent of Aggregate
                          of           Aggregate        Cut-off Date Loan
                       Mortgage       Cut-off Date       Balance of all
   Credit Grade         Loans         Loan Balance       Mortgage Loans
------------------    ----------    ----------------   --------------------

A+................        686       $ 67,754,533.82           30.80%
A+MO*.............          3            141,366.54            0.06
A-................        831         81,677,541.67           37.13
A-MO*.............         70          4,937,798.44            2.24
B.................        515         41,287,551.77           18.77
C.................        269         16,119,823.32            7.33
C-................         73          4,482,195.83            2.04
C-HS**............         59          3,591,912.56            1.63
                        -----        --------------          ------

       Total......      2,506       $219,992,723.95          100.00%
                        =====        ==============          ======

________________________
*    Underwritten under the Mortgage Credit Only program.
**   Underwritten under the Home Saver program.



                  PURPOSE OF ORIGINATION OF THE MORTGAGE LOANS

                              Number                        Percent of Aggregate
                                of           Aggregate       Cut-off Date Loan
                             Mortgage       Cut-off Date      Balance of all
      Purpose                 Loans         Loan Balance      Mortgage Loans
------------------------    ----------    ---------------   --------------------

Cash-out Refinance......      1,931       $165,949,404.17           75.43%
Rate/Term Refinance.....        459         43,592,272.25           19.82
Purchase................        116         10,451,047.53            4.75
                              -----       ---------------          ------

     Total..............      2,506       $219,992,723.95          100.00%
                              =====        ==============          ======

           ORIGINAL PREPAYMENT PREMIUM PERIODS FOR THE MORTGAGE LOANS

                                                          Percent of Aggregate
Original Prepayment        Number         Aggregate        Cut-off Date Loan
  Premium Periods            of          Cut-off Date       Balance of all
      (Months)         Mortgage Loans    Loan Balance       Mortgage Loans
---------------------- --------------   ---------------   --------------------

         0                   749        $ 52,552,612.47           23.89%
         6                     7             571,753.20            0.26
        12                    11           1,065,546.97            0.48
        24                   145          17,258,180.42            7.84
        36                   211          18,735,672.42            8.52
        42                    23           2,449,811.06            1.11
        48                     6             586,548.56            0.27
        60                 1,354         126,772,598.85           57.63
                           -----         --------------          ------

     Total..........       2,506        $219,992,723.95          100.00%
                           =====         ==============          ======